UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ  07078-2705

Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 03/31

Date of reporting period: 03/31/14

Item 1. Reports to Stockholders.

MARCH 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

VALUE

Franklin Mutual Recovery Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · **Mutual Series**

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and
		Franklin Mutual Recovery Fund	5	Statement of Investments	19	Tax Information	53

		Performance Summary	12	Financial Statements	30	Board Members
						and Officers	54
		Your Fund’s Expenses	16	Notes to Financial Statements	34

		The Fund’s		Report of Independent		Shareholder Information	59
		Repurchase Offers	18	Registered Public
				Accounting Firm	52

 | 1

Annual Report

Franklin Mutual Recovery Fund

Your Fund’s Goal and Main Investments: Franklin Mutual Recovery Fund’s goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by making equity and debt investments in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Mutual Recovery Fund covers the fiscal year ended March 31, 2014.

Performance Overview

For the 12 months under review, Franklin Mutual Recovery Fund – Class A generated a cumulative total return of +18.86%. In comparison, U.S. stocks, as measured by the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), produced a total return of +21.86% for the same period.1, 2

The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, which serves as a transparent benchmark for the U.S. government bond market, had a 12-month total return of -0.73%.3

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 22.

Annual Report | 5

The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund’s adviser. (Please refer to Notes 4a and 4f on pages 42 and 44 in the Notes to Financial Statements for additional information related to the performance adjustment, base management fee and related fee waivers or limits.) You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

During the 12-month period ended March 31, 2014, especially in the second half of 2013, the U.S. economy showed ongoing signs of recovery. Despite abnormally cold weather that suppressed some economic activity beginning in January, economic indicators were still broadly supportive of recovery at period-end. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by rising home prices, low inventories and multi-year lows in new foreclosures. Manufacturing activity expanded during the period under review, although adverse weather led to a slowdown in early 2014. Retail sales rose year-over-year and recorded particularly strong performance toward year-end 2013 but missed expected levels in 2014. The unemployment rate declined to 6.7% in March 2014 from 7.5% in March 2013, and inflation remained well below the U.S. Federal Reserve Board’s (Fed’s) 2.0% target.4

In October 2013, the federal government temporarily shut down after Congress reached a budget impasse. However, Congress passed a spending bill in January to fund the federal government through September 2014. Congress then approved suspension of the debt ceiling until March 2015. The Fed maintained its monthly bond purchases at $85 billion until January 2014, when it began reducing them, based on continued positive economic and employment data. Although economic data in early 2014 were soft resulting from severe winter weather, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact in the March meeting while saying the Fed might quicken the expected pace of the central bank’s rate-hike cycle and adopting a more qualitative approach to rate-hike guidance. Despite volatility in U.S. equity markets toward period-end arising from geopolitical risks in Ukraine, markets continued to advance as tensions eased.

Investor confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery. However, brief sell-offs flared when markets reacted to the Fed’s statements, U.S. budget disputes, political instability in certain emerging markets and China’s moderating economy.

6 | Annual Report

U.S. stocks generated strong returns for the 12 months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.5

Global merger and acquisition (M&A) activity increased during the year. Based on announced, pending and completed deals at the end of the period, both the total number of deals and total deal value experienced increases. The total number of deals increased modestly, while total value increased more robustly. The notable increase in total value was driven by a number of particularly large deals. Overall, an improving outlook for the global economy, especially in developed parts of the world, appeared to give executives more confidence in moving forward with large-scale corporate actions.

North America continued to account for the largest percentage of global deal value and frequency. Western Europe followed North America based on both measures. Positive developments throughout the European economy helped drive the notable increase over prior year totals. In terms of value, the largest sequential increase occurred in emerging Asia. It is also worth noting that activity increased in the Middle East and Africa as many companies have been especially focused on strengthening their positioning throughout the region. Eastern Europe experienced the most notable decrease in terms of total volume. The decline was most visible in the first three months of 2014, as geopolitical tension provided reason for caution.

Out of the global industry groups, telecommunications was a top contributor to overall M&A value, primarily as a result of several large deals, including Vodafone’s sale of its 45% stake in Verizon Wireless to Verizon Communications. The media industry was also a notable factor, as value significantly increased year-over-year following Comcast’s announcement that it intended to acquire Time Warner Cable for roughly $68 billion in stock. Compared to the Fund’s prior fiscal year, total values also showed notable increases in the pharmaceuticals, banking and real estate industries.

Opportunities in distressed debt investing remained limited. Highly leveraged institutions have benefited from the continued low interest rate environment, and the ease with which these companies have been able to borrow funds or refinance existing debt has translated into record numbers for corporate borrowing and a relatively low number of corporate bankruptcies. The recent environment enabled companies with poor credit fundamentals to obtain financing, limiting the amount of distressed opportunities in the marketplace. Although the market has recently started to anticipate rate increases stemming from the Fed’s tapering of its bond buying program, spreads between high yield bonds and Treasuries have generally remained narrow and below historical averages.

Annual Report | 7

Top 10 Sectors/Industries
Based on Equity Securities as of 3/31/14
% of Total
Net Assets
Oil, Gas & Consumable Fuels	7.0%
Insurance	6.6%
Media	6.5%
Energy Equipment & Services	6.4%
Software	3.6%
Metals & Mining	3.0%
Semiconductors &
Semiconductor Equipment	2.3%
Road & Rail	2.2%
Wireless Telecommunication Services	2.2%
Banks	2.0%

Despite the lack of reorganization opportunities, we have still managed to find a number of idiosyncratic investments in stressed credit and other situations where we believe risk has been mispriced. Our ability to invest anywhere in the capital structure allows us to approach this space opportunistically and we will continue to seek new opportunities that, in our opinion, provide favorable risk-reward profiles.

Investment Strategy

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund’s assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

Manager’s Discussion

During the 12 months under review, top contributors to absolute performance included investments in shipbuilder Huntington Ingalls Industries, offshore engineering firm DeepOcean Group Holding and document technology company Xerox.

Huntington Ingalls builds nuclear submarines, aircraft carriers and amphibious assault ships for the U.S. Navy, and it also provides ship support services. The company showed signs that its turnaround was continuing and reported a series of upbeat quarterly earnings results during the period under review. Signs of progress on turnaround efforts at the Ingalls unit also emerged, and management reiterated its confidence that the company would meet its 2015 margin target. We viewed 2013 as a potential inflection point for Huntington Ingalls’s margins as the last of several problem-plagued ships neared completion and the company focused on delivering new, higher margin ships. Since the stock price increases in Huntington Ingalls reflected these turnaround activities, we sold our stake in the firm.

DeepOcean operates in the offshore energy industry and provides seabed mapping and subsea services, including installation, inspection, maintenance, repair and decommissioning. During the period under review, fundamentals

8 | Annual Report

improved across the company’s two main lines of business — the subsea inspection, maintenance and repair segment and the U.K. trenching and ploughing business. In addition, DeepOcean managed to execute on long-needed capital improvement projects while bringing working capital accounts back in line. The company’s stronger financial standing helped position DeepOcean to take advantage of increased business opportunities.

Xerox continued to make slow progress on its long-term strategy, which focuses on growth in its services division, margins and cash flow, and improved capital allocation. As part of this strategy, the company sold assets to generate cash for potentially growth-enhancing acquisitions and improve its cost structure. At period-end, we remained optimistic that Xerox could achieve its long-term strategic objectives but also believed that success would hinge on a stable services segment margin and the company’s ability to effectively manage an apparent improvement in conditions across parts of Europe.

Several Fund holdings negatively affected performance during the year under review. Key detractors included investments in oil and gas exploration and development company Cairn Energy, cosmetics company Avon Products and offshore drilling firm Transocean.

In January 2014, the Indian income tax department began an investigation to determine whether Cairn Energy was liable for capital gains taxes relating to the restructuring of the company’s Indian assets in 2006–2007. In our view, there was serious uncertainty about the validity of the law under which such taxes were sought, particularly as it related to Cairn’s internal transactions, rather than an outright sale. Nonetheless, Indian officials prohibited Cairn Energy from selling further shares of its holdings in Cairn India until this issue was resolved, challenging the company’s ability to fund exploration programs beyond the coming year.

Shares of the international cosmetics company Avon Products declined sharply during the final quarter of 2013 and first quarter of 2014. In October, investors became concerned about the potential cost resulting from a U.S. government investigation examining payments made to foreign entities. The company provided weak guidance in February as a majority of its revenues are generated in emerging markets, many of which had been experiencing various economic and political challenges. Currency movements also created pricing problems as the company sets its marketing campaigns, brochures and prices three to four months in advance.

Transocean owns the world’s largest offshore drilling fleet and has been dogged by planned and unplanned out-of-service time that negatively affected profitability. In addition, the company suffered from downward pressure on

Top 10 Equity Holdings
3/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
DeepOcean Group Holding AS	4.0%
Energy Equipment & Services,
Netherlands
Tribune Co., A & B	3.2%
Media, U.S.
BP PLC	2.5%
Oil, Gas & Consumable Fuels, U.K.
Symantec Corp.	2.4%
Software, U.S.
FirstGroup PLC	2.2%
Road & Rail, U.K.
Vodafone Group PLC	2.2%
Wireless Telecommunication Services,
U.K.
CIT Group Inc.	2.0%
Banks, U.S.
WPX Energy Inc.	2.0%
Oil, Gas & Consumable Fuels, U.K.
International Automotive Components
Group North America LLC	1.8%
Auto Components, U.S.
RSA Insurance Group PLC	1.8%
Insurance, U.K.

Annual Report | 9

the rates oil companies pay contractors for drilling, arising in part from an imbalance in rig supply and demand. Many oil companies have been delaying projects, leaving a number of new rigs idle and increasing potential downtime between jobs for existing rigs.

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

10 | Annual Report

Christian Correa has been a portfolio manager for Franklin Mutual Recovery Fund since 2004. He joined Mutual Series in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Recovery Fund since 2005. He is the head of Mutual Series’ distressed securities team. Prior to joining Mutual Series, Mr. Tumulty was an analyst and portfolio manager at Kidder Peabody, Bankers Trust and Hamilton Partners Limited, where he focused on distressed debt investing.

Keith Luh has been a portfolio manager for Franklin Mutual Recovery Fund since 2009. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University and the Gabelli School of Business, Fordham University.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regard-
less of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS
OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connec-
tion with subscriber’s or others’ use of S&P U.S. Index data.
3. Source: Bloomberg LP, 3/31/14. Please see Notes to Financial Statements for more information about the performance-based management fee.
4. Source: Bureau of Labor Statistics.
5. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of the S&P Dow Jones Indices in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, ade-
quacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR
IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential dam-
ages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Dow Jones Indices.

Annual Report | 11

Performance Summary as of 3/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value[1]
Share Class	3/31/14	3/31/13		Change
A (FMRAX)	$12.25	$10.56	+$	1.69
C (FCMRX)	$12.09	$10.43	+$	1.66
Advisor (FMRVX)	$12.34	$10.63	+$	1.71

Distributions
Share Class	Dividend Income
A(4/1/13–3/31/14)	$0.2879
C(4/1/13–3/31/14)	$0.2084
Advisor (4/1/13–3/31/14)	$0.3188

12 | Annual Report

Performance Summary (continued)

Performance as of 3/31/141, 2

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges.
Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(with waiver)	(without waiver)
A				1.54%	2.84%
1-Year	+18.86%	+12.03%	$11,203
5-Year	+99.44%	+13.45%	$18,797
10-Year	+54.96%	+3.86%	$14,605
C				2.24%	3.54%
1-Year	+18.01%	+17.01%	$11,701
5-Year	+92.44%	+13.99%	$19,244
10-Year	+44.89%	+3.78%	$14,489
Advisor				1.24%	2.54%
1-Year	+19.23%	+19.23%	$11,923
5-Year	+102.33%	+15.14%	$20,233
10-Year	+60.03%	+4.81%	$16,003

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

14 | Annual Report

All investments involve risks, including possible loss of principal. The Fund may invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks, as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is a nondiversified fund and may experience increased susceptibility to adverse economic or regulatory developments affecting similar issuers or securities. The Fund may invest in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 3/31/13 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

2. The Fund has expense reductions contractually guaranteed through at least 7/31/14. Fund investment results reflect the expense reductions, to the extent applicable; without these reductions, the results would have been lower.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

8. Standard & Poor’s (S&P) 500 Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13–3/31/14
A
Actual	$1,000	$1,105.90	$8.19
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.85
C
Actual	$1,000	$1,101.90	$11.90
Hypothetical (5% return before expenses)	$1,000	$1,013.61	$11.40
Advisor
Actual	$1,000	$1,106.90	$6.67
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.39

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.55%; C: 2.27%;
and Advisor: 1.27%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 17

The Fund’s Repurchase Offers

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund’s outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase all of a shareholder’s shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders’ repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund’s assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

Summary of Repurchase Offers – 4/1/13 through 3/31/14
Repurchase	Repurchase	% of Shares	Number of
Request Deadline	Offer Amount	Tendered	Shares Tendered
4/12/13	15%	5.835%	336,568.619
6/28/13	15%	5.117%	282,586.657
10/4/13	15%	5.702%	304,375.881
12/23/13	15%	4.915%	254,875.105

18 | Annual Report

Franklin Mutual Recovery Fund

Financial Highlights

		Year Ended March 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.54	$9.49	$10.20	$9.75	$7.02
Income from investment operations[a]:
Net investment income[b]	0.47[c]	0.23	0.17	0.16[d]	—[e]
Net realized and unrealized gains (losses)	1.53	0.96	(0.56)	0.81	2.84
Total from investment operations	2.00	1.19	(0.39)	0.97	2.84
Less distributions from net investment income	(0.29)	(0.14)	(0.32)	(0.52)	(0.11)
Net asset value, end of year	$12.25	$10.54	$9.49	$10.20	$9.75

Total return[f]	19.09%	12.71%	(3.38)%	9.95%	39.86%

Ratios to average net assets
Expenses before waiver, payments by affiliates, unaffiliated fee
reimbursement and expense reduction[g]	3.72%	2.83%	2.75%	3.62%	3.60%
Expenses net of waiver, payments by affiliates, unaffiliated fee
reimbursement and expense reduction[g]	1.53%[h]	1.62%	2.25%	3.62%	3.09%[h,i]
Expenses incurred in connection with securities sold short	0.05%	0.04%	0.12%	0.13%	1.26%
Net investment income	4.14%[c]	1.87%	1.81%	1.56%[d]	—%[j]

Supplemental data
Net assets, end of year (000’s)	$24,329	$23,480	$32,629	$65,043	$88,575
Portfolio turnover rate	58.30%	60.11%	91.52%	65.17%	117.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the
Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these non-recurring amounts, the ratio of net investment income to average net assets would have been 2.10%.
dNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.09%.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.
jRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Mutual Recovery Fund

Financial Highlights (continued)

		Year Ended March 31,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.41	$9.36	$10.05	$9.60	$6.91
Income from investment operations[a]:
Net investment income (loss)[b]	0.38[c]	0.11	0.10	0.09[d]	(0.07)
Net realized and unrealized gains (losses)	1.51	1.00	(0.54)	0.79	2.81
Total from investment operations	1.89	1.11	(0.44)	0.88	2.74
Less distributions from net investment income	(0.21)	(0.06)	(0.25)	(0.43)	(0.05)
Net asset value, end of year	$12.09	$10.41	$9.36	$10.05	$9.60

Total return[e]	18.23%	11.93%	(4.01)%	9.16%	38.78%

Ratios to average net assets
Expenses before waiver, payments by affiliates, unaffiliated fee
reimbursement and expense reduction[f]	4.44%	3.54%	3.45%	4.32%	4.31%
Expenses net of waiver, payments by affiliates, unaffiliated fee
reimbursement and expense reduction[f]	2.25%[g]	2.33%	2.95%	4.32%	3.80%[g,h]
Expenses incurred in connection with securities sold short	0.05%	0.04%	0.12%	0.13%	1.26%
Net investment income (loss)	3.42%[c]	1.16%	1.11%	0.86%[d]	(0.71)%

Supplemental data
Net assets, end of year (000’s)	$10,573	$11,615	$16,754	$27,432	$38,893
Portfolio turnover rate	58.30%	60.11%	91.52%	65.17%	117.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these non-recurring amounts, the ratio of net investment income to average net assets would have been 1.38%.
dNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.61%).
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

Financial Highlights (continued)

		Year Ended March 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.61	$9.56	$10.28	$9.83	$7.08
Income from investment operations[a]:
Net investment income[b]	0.51[c]	0.15	0.19	0.17[d]	0.02
Net realized and unrealized gains (losses)	1.54	1.08	(0.55)	0.83	2.87
Total from investment operations	2.05	1.23	(0.36)	1.00	2.89
Less distributions from net investment income	(0.32)	(0.18)	(0.36)	(0.55)	(0.14)
Net asset value, end of year	$12.34	$10.61	$9.56	$10.28	$9.83

Total return	19.46%	13.01%	(3.02)%	10.22%	40.21%

Ratios to average net assets
Expenses before waiver, payments by affiliates, unaffiliated fee
reimbursement and expense reduction[e]	3.44%	2.54%	2.45%	3.32%	3.31%
Expenses net of waiver, payments by affiliates, unaffiliated fee
reimbursement and expense reduction[e]	1.25%[f]	1.33%	1.95%	3.32%	2.80%[f,g]
Expenses incurred in connection with securities sold short	0.05%	0.04%	0.12%	0.13%	1.26%
Net investment income	4.42%[c]	2.16%	2.11%	1.86%[d]	0.29%

Supplemental data
Net assets, end of year (000’s)	$26,529	$25,707	$24,496	$29,269	$39,349
Portfolio turnover rate	58.30%	60.11%	91.52%	65.17%	117.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these non-recurring amounts, the ratio of net investment income to average net assets would have been 2.38%.
dNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.39%.
eIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
fBenefit of expense reduction rounds to less than 0.01%.
gIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2014

		Shares/Rights/
	Country	Warrants/Units	Value
Common Stocks and Other Equity Interests 55.7%
Auto Components 1.9%
[a,b]International Automotive Components Group Brazil LLC	Brazil	185,241	$32,780
[a,b,c]International Automotive Components Group North America, LLC	United States	1,263,310	1,110,790
			1,143,570
Banks 2.0%
[d]CIT Group Inc.	United States	25,560	1,252,951
Chemicals 1.0%
Tronox Ltd., A	United States	25,430	604,471
Diversified Financial Services 0.5%
Capmark Financial Group Inc.	United States	64,464	328,766
Diversified Telecommunication Services 1.0%
[a]Koninklijke KPN NV	Netherlands	167,450	591,778
Energy Equipment & Services 6.4%
[a,e]DeepOcean Group Holding BV	Netherlands	91,357	2,466,639
Fugro NV, IDR	Netherlands	11,100	682,629
Transocean Ltd.	United States	18,420	761,483
			3,910,751
Insurance 6.6%
Delta Lloyd NV	Netherlands	32,015	887,719
Direct Line Insurance Group PLC	United Kingdom	255,072	1,009,740
RSA Insurance Group PLC	United Kingdom	652,238	974,019
[a]RSA Insurance Group PLC, rts., 4/09/14	United Kingdom	244,589	130,485
[a]Storebrand ASA	Norway	56,960	328,669
UNIQA Insurance Group AG	Austria	55,868	741,654
			4,072,286
IT Services 1.4%
Xerox Corp.	United States	78,391	885,818
Machinery 1.1%
[a]CNH Industrial NV (EUR Traded)	Netherlands	131	1,506
[a]CNH Industrial NV, special voting (EUR Traded)	Netherlands	2,759	31,722
[a]CNH Industrial NV, special voting (USD Traded)	Netherlands	53,898	619,827
			653,055
Media 6.5%
Cengage Learning Acquisitions Inc.	United States	7,049	237,904
CBS Corp., B	United States	7,480	462,264
[f]CBS Outdoor Americas Inc.	United States	195	5,704
[a]Nine Entertainment Co. Holdings Ltd.	Australia	333,767	724,313
Time Warner Cable Inc.	United States	4,155	569,983
[a]Tribune Co., A	United States	15,492	1,233,938
[a]Tribune Co., B	United States	9,499	756,595
			3,990,701

22 | Annual Report

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2014 (continued)

		Shares/Rights/
	Country	Warrants/Units	Value
Common Stocks and Other Equity Interests (continued)
Metals & Mining 3.0%
Freeport-McMoRan Copper & Gold Inc., B	United States	33,397	$1,104,439
[a]ThyssenKrupp AG	Germany	28,050	752,269
			1,856,708
Multiline Retail 0.5%
Kohl’s Corp.	United States	5,320	302,176
Oil, Gas & Consumable Fuels 7.0%
BP PLC	United Kingdom	193,410	1,547,809
[a]Cairn Energy PLC	United Kingdom	197,590	549,624
Royal Dutch Shell PLC, A	United Kingdom	4,412	161,211
Talisman Energy Inc. (CAD Traded)	Canada	72,508	723,630
Talisman Energy Inc. (USD Traded)	Canada	4,602	45,879
[a]WPX Energy Inc.	United States	69,408	1,251,426
			4,279,579
Paper & Forest Products 0.4%
NewPage Holdings Inc.	United States	2,892	260,280
Personal Products 1.2%
Avon Products Inc.	United States	49,400	723,216
Pharmaceuticals 1.9%
[a]Hospira Inc.	United States	20,045	866,946
Teva Pharmaceutical Industries Ltd., ADR	Israel	5,881	310,752
			1,177,698
Real Estate Investment Trusts (REITs) 1.7%
Spirit Realty Capital Inc.	United States	96,649	1,061,206
Real Estate Management & Development 0.7%
Brookfield Property Partners LP	United States	24,037	449,492
Road & Rail 2.2%
[a]FirstGroup PLC	United Kingdom	563,890	1,371,120
Semiconductors & Semiconductor Equipment 1.4%
Samsung Electronics Co. Ltd.	South Korea	149	187,912
Tokyo Electron Ltd., ADR	Japan	42,500	664,700
			852,612
Software 3.6%
[a]Check Point Software Technologies Ltd.	Israel	10,775	728,713
Symantec Corp.	United States	74,147	1,480,716
			2,209,429
Technology Hardware, Storage & Peripherals 0.6%
[a]Eastman Kodak Co.	United States	10,709	357,681
[a]Eastman Kodak Co., wts., 9/03/18	United States	405	7,371
[a]Eastman Kodak Co., wts., 9/03/18	United States	405	6,885
			371,937

Annual Report | 23

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2014 (continued)

		Shares/Rights/
	Country	Warrants/Units	Value
Common Stocks and Other Equity Interests (continued)
Tobacco 0.9%
Lorillard Inc.	United States	9,832	$531,715
Wireless Telecommunication Services 2.2%
Vodafone Group PLC	United Kingdom	359,050	1,318,545
Total Common Stocks and Other Equity Interests
(Cost $30,133,571)			34,199,860

Preferred Stocks 1.9%
Automobiles 1.0%
Porsche Automobile Holding SE, pfd.	Germany	6,053	621,567
Semiconductors & Semiconductor Equipment 0.9%
Samsung Electronics Co. Ltd., pfd.	South Korea	568	563,786
Total Preferred Stocks (Cost $865,978)			1,185,353

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests
24.2%
[g]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	1,150,000	1,198,156
Avaya Inc.,
[g]senior note, 144A, 10.50%, 3/01/21	United States	163,000	151,998
[g]senior secured note, 144A, 7.00%, 4/01/19	United States	149,000	148,628
[h,i]Tranche B-3 Term Loan, 4.734%, 10/26/17	United States	225,542	220,520
[h,i]Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	54,364	54,538
[h,i] Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan,
first lien, 1/28/18,
B5, 4.488%	United States	164,000	153,058
B6, 5.488%	United States	784,000	741,370
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	79,000	82,950
[f,h,i]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%,
3/31/20	United States	45,000	45,600
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	510,000	538,050
[h,i]Tranche B Term Loan, 3.803%, 1/29/16	United States	18,080	17,884
[h,i]Tranche C Term Loan, 3.803%, 1/29/16	United States	3,675	3,616
[h,i]Tranche D Term Loan, 6.903%, 1/30/19	United States	1,272,694	1,248,275
[h,i]Tranche E Term Loan, 7.653%, 7/30/19	United States	408,909	409,164
[h,i] Eastman Kodak Co.,
First Lien Term Loan, 7.25%, 9/03/19	United States	152,845	154,746
Second Lien Term Loan, 10.75%, 9/03/20	United States	410,000	415,296
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	106,000	126,670
senior note, 11.75%, 8/15/21	United States	449,000	473,695
[g]senior secured bond, 144A, 8.25%, 1/15/21	United States	77,000	83,930
[g,j]First Data Holdings Inc., 144A, PIK, 14.50%, 9/24/19	United States	289,229	273,321

24 | Annual Report

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests
(continued)
GenOn Americas Generation LLC, senior bond,
8.50%, 10/01/21	United States	200,000		$192,000
9.125%, 5/01/31	United States	1,109,000		1,050,777
[h,i]The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit
Term Loan, 11.00%, 3/13/17	United States	383,326		398,659
JC Penney Corp. Inc.,
senior note, 5.75%, 2/15/18	United States	109,000		92,650
[h,i]Term Loan, 6.00%, 5/22/18	United States	626,791		624,362
[h,i]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 11/17/19	United States	660,000		668,250
[g]Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%,
3/15/22	United States	745,000		769,212
[h,i]Moxie Liberty LLC, Construction B-1 Term Loan, 7.50%, 8/21/20	United States	448,000		460,320
[h,i]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/18/20	United States	252,000		258,773
NGPL PipeCo LLC,
[g]secured note, 144A, 7.119%, 12/15/17	United States	234,000		231,075
[g,k]senior secured note, 144A, 9.625%, 6/01/19	United States	348,000		373,230
[h,i]Term Loan B, 6.75%, 9/15/17	United States	20,760		20,354
[g]NRG Yield Inc., cvt., senior note, 144A, 3.50%, 2/01/19	United States	150,000		154,219
[h,i]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.737%, 10/10/17	United States	2,524,660		1,827,223
[g]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	941,000		726,923
Toys R Us-Delaware Inc., 9/01/16,
[g]first lien, 144A, 7.375%	United States	244,000		227,530
[f,h,i]Term Loan B1, 4.736%	United States	57,000		51,734
[g]Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,
senior secured note	Italy	100,000		105,435
third lien	Italy	56,000	EUR	81,385
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $14,819,088)				14,855,576
Corporate Bonds, Notes and Senior Floating Rate Interests in
Reorganization 10.4%
[l] Edison Mission Energy,
senior bond, 7.75%, 6/15/16	United States	245,000		223,563
senior bond, 7.625%, 5/15/27	United States	393,000		360,578
senior note, 7.50%, 6/15/13	United States	797,000		727,262
senior note, 7.00%, 5/15/17	United States	197,000		180,255
[l] Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	1,752,000		1,806,750
2.125%, 4/15/14	Canada	171,000		175,809
[l] Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	693,000		826,402
10.75%, 7/15/16	Canada	25,000		29,906
[l]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000		183,080

Annual Report | 25

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests in
Reorganization (continued)
Sorenson Communications Inc.,
[h,i]First Lien Term Loan, 11.50%, 10/31/14	United States	755,293		$759,069
[g,l]senior secured note, 144A, 10.50%, 2/01/15	United States	1,274,000		1,146,600
Total Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization (Cost $6,009,253)				6,419,274

		Shares
Companies in Liquidation 4.1%
[a]Adelphia Recovery Trust	United States	11,280,134		67,681
[a,m]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	1,018,915		20,378
[a,b,c]CB FIM Coinvestors LLC	United States	1,439,821		—
[a,e,m]Century Communications Corp., Contingent Distribution	United States	2,826,000		—
[a,b]FIM Coinvestor Holdings I, LLC	United States	1,801,197		—
[a,g]KGen Power Corp., 144A	United States	141,643		77,904
[a,n]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	5,404,577		2,378,014
[a,e,m]NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000		—
[a,e,m]Tribune Litigation Trust, Contingent Distribution	United States	20,112		—
[a,e,m]Tropicana Entertainment LLC, Contingent Distribution	United States	12,892,000		—
Total Companies in Liquidation (Cost $3,540,928)				2,543,977

		Principal Amount*
Municipal Bonds (Cost $186,881) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	200,000		186,812

	Counterparty	Notional Amount*
Options Purchased 0.3%
Payer Swaptions – Over-the-Counter
Interest Rate 0.1%
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/14/17	MSCS	203,817,000	JPY	8,921
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/16/17	MSCS	93,000,000	JPY	4,130
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 6/15/17	MSCS	105,933,333	JPY	6,280
				19,331
Puts – Over-the-Counter
Currency options 0.2%
JPY/USD, June Strike Price 90 JPY, Expires 6/15/17	BANT	35,280,000	JPY	49,145
JPY/USD, June Strike Price 95 JPY, Expires 6/15/17	BANT	47,853,400	JPY	47,998
JPY/USD, June Strike Price 100 JPY, Expires 6/15/17	BANT	63,308,000	JPY	44,749
				141,892
Total Options Purchased (Cost $200,899)				161,223
Total Investments before Short Term Investments
(Cost $55,756,598)				59,552,075

26 | Annual Report

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2014 (continued)

	Country	Principal Amount*	Value
Short Term Investments 2.0%
U.S. Government and Agency Securities (Cost $1,200,000) 1.9%
[o]FHLB, 4/01/14	United States	1,200,000	$ 1,200,000
Total Investments before Money Market Funds
(Cost $56,956,598)			60,752,075

		Shares
[p] Investments from Cash Collateral Received for Loaned Securities
(Cost $33,600) 0.1%
Money Market Funds 0.1%
[q]BNY Mellon Overnight Government Fund, 0.052%	United States	33,600	33,600
Total Investments (Cost $56,990,198) 98.9%			60,785,675
Options Written (0.0)%†			(5,510)
Securities Sold Short (1.5)%			(912,763)
Other Assets, less Liabilities 2.6%			1,563,930
Net Assets 100.0%			$ 61,431,332

		Number of Contracts*
[r]Options Written (Premiums Received $9,479) (0.0)%†
Puts – Exchange-Traded
Beverages (0.0)%†
PepsiCo Inc., July Strike Price $80, Expires 7/19/14	United States	38	$ (5,510)

		Shares
[s]Securities Sold Short (1.5)%
Common Stocks (Proceeds $662,263) (1.2)%
Semiconductors & Semiconductor Equipment (1.2)%
Applied Materials Inc.	United States	34,531	$ (705,123)

		Principal Amount*
Corporate Notes (Proceeds $188,717) (0.3)%
Construction Materials (0.3)%
Texas Industries Inc., senior note, 9.25%, 8/15/20	United States	179,000	(207,640)
Total Securities Sold Short (Proceeds $850,980)			$ (912,763)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
† Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt March 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSecurity or a portion of the security has been pledged as collateral for securities sold short. At March 31, 2014, the value of this security and/or cash pledged as collateral was
$1,886,951, representing 3.07% of net assets.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2014, the aggregate value of these securities was $2,466,639, representing 4.02% of net assets.

Annual Report | 27

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2014 (continued)

fSecurity purchased on a when-issued or delayed delivery basis. See Note 1(c).
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At March 31,
2014, the aggregate value of these securities was $5,749,546 representing 9.36% of net assets.
hThe coupon rate shown represents the rate at period end.
iSee Note 1(h) regarding senior floating rate interests.
jIncome may be received in additional securities and/or cash.
kA portion or all of the security is on loan at March 31, 2014. See Note 1(g).
lSee Note 8 regarding credit risk and defaulted securities.
mContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.
pSee Note 1(g) regarding securities on loan.
qThe rate shown is the annualized seven-day yield at period end.
rSee Note 1(d) regarding written options.
sSee Note 1(f) regarding securities sold short.

At March 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation Depreciation
Euro	BANT	Buy	711	$963	5/15/14	$17	$—
Euro	BANT	Sell	580,936	782,074	5/15/14	—	(18,275)
Euro	BBU	Buy	9,513	13,030	5/15/14	76	—
Euro	BBU	Sell	107,206	145,700	5/15/14	—	(1,997)
Euro	HSBC	Buy	710	960	5/15/14	19	—
Euro	HSBC	Sell	66,753	91,060	5/15/14	92	(997)
Euro	SSBT	Buy	713	963	5/15/14	19	—
Euro	SSBT	Sell	53,700	73,231	5/15/14	—	(750)
Euro	HSBC	Sell	24,312	32,783	5/19/14	—	(711)
Euro	SCBT	Sell	30,600	41,307	5/19/14	—	(850)
Norwegian Krone	BANT	Buy	75,845	12,300	5/21/14	342	—
Norwegian Krone	BANT	Sell	2,082,153	339,302	5/21/14	—	(7,742)
Norwegian Krone	BBU	Sell	18,015	2,999	5/21/14	—	(4)
Norwegian Krone	BONY	Buy	121,665	19,653	5/21/14	625	—
Norwegian Krone	SSBT	Buy	123,201	20,558	5/21/14	11	(35)
Australian Dollar	HSBC	Buy	15,446	14,213	6/16/14	36	—
Australian Dollar	HSBC	Sell	779,772	694,297	6/16/14	—	(25,022)
Euro	BANT	Buy	162,372	225,338	7/17/14	—	(1,649)
Euro	BANT	Sell	2,248,508	3,057,639	7/17/14	—	(39,963)
Euro	BBU	Sell	98,717	133,636	7/17/14	—	(2,360)
Euro	BONY	Sell	4,173	5,684	7/17/14	—	(65)
Euro	HSBC	Buy	20,467	28,429	7/17/14	—	(234)
Euro	HSBC	Sell	174,764	239,024	7/17/14	—	(1,736)

28 | Annual Report

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2014 (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation Depreciation
Euro	SCBT	Buy	20,467	$28,412	7/17/14	$—	$(216)
Euro	SSBT	Buy	20,467	28,432	7/17/14	—	(236)
Euro	SSBT	Sell	3,292	4,507	7/17/14	—	(28)
South Korean Won	BANT	Buy	29,260,428	27,028	8/12/14	266	—
South Korean Won	BANT	Sell	277,678,507	257,481	8/12/14	75	(1,609)
South Korean Won	FBCO	Buy	17,131,370	15,912	8/12/14	68	—
South Korean Won	FBCO	Sell	303,557,623	282,004	8/12/14	71	(1,223)
South Korean Won	HSBC	Buy	4,841,059	4,482	8/12/14	33	—
South Korean Won	HSBC	Sell	250,730,486	233,194	8/12/14	110	(795)
British Pound	BANT	Buy	288,515	478,143	8/19/14	2,330	—
British Pound	BANT	Sell	832,267	1,390,386	8/19/14	4,386	—
British Pound	BBU	Buy	88,804	147,349	8/19/14	539	—
British Pound	BBU	Sell	1,710,474	2,856,492	8/19/14	7,988	—
British Pound	HSBC	Buy	87,715	145,751	8/19/14	323	—
British Pound	HSBC	Sell	1,282,855	2,142,881	8/19/14	6,504	—
British Pound	SSBT	Buy	180,259	299,510	8/19/14	681	—
Unrealized appreciation (depreciation)						24,611	(106,497)
Net unrealized appreciation (depreciation)							$(81,886)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 51.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Franklin Mutual Recovery Fund

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments in securities:
Cost	$56,990,198
Value (includes securities loaned in the amount of $32,175)	$60,785,675
Cash	330,907
Restricted Cash (Note 1e)	110,000
Foreign currency, at value (cost $355,080)	356,547
Receivables:
Capital shares sold	2,771
Dividends and interest	284,963
Due from brokers	962,875
Unrealized appreciation on forward exchange contracts	24,611
Total assets	62,858,349
Liabilities:
Payables:
Investment securities purchased	117,170
Management fees	25,879
Distribution fees	27,741
Transfer agent fees	11,531
Options written, at value (premiums received $9,479)	5,510
Securities sold short, at value (proceeds $850,980)	912,763
Due to brokers	110,000
Payable upon return of securities loaned	33,600
Unrealized depreciation on forward exchange contracts	106,497
Accrued expenses and other liabilities	76,326
Total liabilities	1,427,017
Net assets, at value	$61,431,332
Net assets consist of:
Paid-in capital	$202,139,173
Undistributed net investment income	1,092,096
Net unrealized appreciation (depreciation)	3,658,093
Accumulated net realized gain (loss)	(145,458,030)
Net assets, at value	$61,431,332

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
March 31, 2014

Class A:
Net assets, at value	$24,329,121
Shares outstanding	1,985,889
Net asset value per share[a]	$12.25
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.00
Class C:
Net assets, at value	$10,573,375
Shares outstanding	874,249
Net asset value and maximum offering price per share[a]	$12.09
Advisor Class:
Net assets, at value	$26,528,836
Shares outstanding	2,149,238
Net asset value and maximum offering price per share	$12.34

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin Mutual Recovery Fund

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014

Investment income:
Dividends	$1,765,442
Interest	1,613,644
Income from securities loaned	7,831
Total investment income	3,386,917
Expenses:
Management fees (Note 4a)	1,485,344
Administrative fees (Note 4b)	119,418
Distribution fees: (Note 4c)
Class A	66,103
Class C	106,376
Transfer agent fees: (Note 4e)
Class A	28,443
Class C	12,927
Advisor Class	31,193
Custodian fees (Note 5)	2,184
Reports to shareholders	34,288
Registration and filing fees	62,280
Professional fees	182,941
Trustees’ fees and expenses	26,770
Dividends and interest on securities sold short	29,777
Other	37,099
Total expenses	2,225,143
Expense reductions (Note 5)	(194)
Expenses waived/paid by affiliates (Notes 4a and 4f)	(1,306,171)
Net expenses	918,778
Net investment income	2,468,139
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	7,141,936
Written options	47,984
Foreign currency transactions	(400,266)
Securities sold short	(270,160)
Net realized gain (loss)	6,519,494
Net change in unrealized appreciation (depreciation) on:
Investments	1,625,334
Translation of other assets and liabilities denominated in foreign currencies	(247,384)
Net change in unrealized appreciation (depreciation)	1,377,950
Net realized and unrealized gain (loss)	7,897,444
Net increase (decrease) in net assets resulting from operations	$10,365,583

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$2,468,139	$1,130,164
Net realized gain (loss) from investments, written options, foreign currency transactions and
securities sold short	6,519,494	(1,456,818)
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	1,377,950	7,182,743
Net increase (decrease) in net assets resulting from operations	10,365,583	6,856,089
Distributions to shareholders from:
Net investment income:
Class A	(572,001)	(358,097)
Class C	(190,812)	(74,474)
Advisor Class	(689,555)	(428,273)
Total distributions to shareholders	(1,452,368)	(860,844)
Capital share transactions: (Note 2)
Class A	(2,640,048)	(11,477,474)
Class B	—	(367,190)
Class C	(2,620,197)	(6,267,688)
Advisor Class	(3,024,036)	(1,327,554)
Total capital share transactions	(8,284,281)	(19,439,906)
Net increase (decrease) in net assets	628,934	(13,444,661)
Net assets:
Beginning of year	60,802,398	74,247,059
End of year	$61,431,332	$60,802,398
Undistributed net investment income included in net assets:
End of year	$1,092,096	$71,746

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin Mutual Recovery Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end, continuously offered management investment company. The Fund offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary

34 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary

Annual Report | 35

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price.

36 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a When-Issued or Delayed Delivery Basis (continued)

Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At March 31, 2014, the Fund had OTC derivatives in a net liability position of $24,528.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount,

Annual Report | 37

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At March 31, 2014, the Fund received $99,980 in U.S. Treasury Bills as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At March 31, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

38 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Sold Short (continued)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counter-party any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for

U.	S. federal income taxes is required.

Annual Report | 39

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

40 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
k.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2014		2013[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	237,257	$2,706,828	145,124	$1,381,559
Shares issued in reinvestment of
distributions	29,347	342,770	22,722	219,949
Shares redeemed	(508,115)	(5,689,646)	(1,378,161)	(13,078,982)
Net increase (decrease)	(241,511)	$(2,640,048)	(1,210,315)	$(11,477,474)
Class B Shares:
Shares redeemed	—	$—	(39,315)	$(367,190)
Class C Shares:
Shares sold	72,520	$831,055	54,153	$512,586
Shares issued in reinvestment of
distributions	7,535	87,101	3,662	35,078
Shares redeemed	(321,451)	(3,538,353)	(731,996)	(6,815,352)
Net increase (decrease)	(241,396)	$(2,620,197)	(674,181)	$(6,267,688)
Advisor Class Shares:
Shares sold	78,426	$899,162	225,880	$2,148,504
Shares issued in reinvestment of
distributions	51,380	604,225	39,071	380,550
Shares redeemed	(402,482)	(4,527,423)	(405,532)	(3,856,608)
Net increase (decrease)	(272,676)	$(3,024,036)	(140,581)	$(1,327,554)

aEffective March 1, 2013, Class B was liquidated.

Annual Report | 41

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

3. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays Franklin Mutual an investment management fee comprised of a “base fee” and a “performance adjustment”. The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month’s average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund’s total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the year, the total annualized management fee rate, including the performance adjustment, was 2.49% of the average daily net assets of the Fund.

Franklin Mutual has contractually agreed to waive or limit its fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50% of the Fund’s average daily net assets through July 31, 2014.

42 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

4.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$5,627
CDSC retained	$102

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

Annual Report | 43

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

4.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees (continued)

For the year ended March 31, 2014, the Fund paid transfer agent fees of $72,563, of which $31,118 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Franklin Mutual and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expense on securities sold short) for each class of the Fund do not exceed 1.20% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until July 31, 2014.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$44,141,197
2018	73,758,943
2019	18,751,585
Capital loss carryforwards not subject to expiration:
Long Term	8,758,915
Total capital loss carryforwards	$145,410,640

During the year ended March 31, 2014, the Fund utilized $6,196,327 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$1,452,368	$860,844

44 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

At March 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$57,331,685

Unrealized appreciation	$7,596,198
Unrealized depreciation	(4,142,208)
Net unrealized appreciation (depreciation)	$3,453,990
Distributable earnings – undistributed ordinary income	$1,383,085

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, pass-through entity income and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended March 31, 2014, aggregated $33,784,500 and $32,441,909, respectively.

Transactions in options written during the year ended March 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2013	290	$36,378
Options written	794	81,401
Options expired	(207)	(22,372)
Options exercised	(476)	(43,177)
Options closed	(363)	(42,751)
Options outstanding at March 31, 2014	38	$9,479

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

Annual Report | 45

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

At March 31, 2014, the aggregate value of distressed company securities for which interest recognition has been discontinued was $5,660,205, representing 9.21% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	$—	$—
1,801,197	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
185,241	International Automotive Components
	Group Brazil LLC	4/13/06 - 12/26/08	123,016	32,780
1,263,310	International Automotive Components
	Group North America, LLC	3/15/06 - 3/18/13	1,026,600	1,110,790
	Total Restricted Securities (Value is 1.86% of Net Assets)		$1,149,616	$1,143,570

10. OTHER DERIVATIVE INFORMATION

At March 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Investments, at value	$19,331
Foreign exchange
contracts	Investments, at value / Unrealized	166,503	Unrealized depreciation on	$106,497
	appreciation on forward		forward exchange contracts
	exchange contracts
Equity contracts			Options written, at value	5,510

46 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended March 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Interest rate contracts	Net change in unrealized appreciation
	(depreciation) on investments		$(41,684)
Foreign exchange contracts	Net realized gain (loss) from foreign currency
	transactions / Net change in unrealized
	appreciation (depreciation) on investments
	and translation of other assets and liabilities
	denominated in foreign currencies	$(424,528)	(217,961)
Equity contracts	Net realized gain (loss) from
	written options / Net change in unrealized
	appreciation (depreciation) on investments	47,984	16,960

For the year ended March 31, 2014, the average month end fair value of derivatives represented 0.94% of average month end net assets. The average month end number of open derivative contracts for the year was 85.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

11. CREDIT FACILITY

The Fund participates in a $5 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Under the terms of the current credit facility, which expires on May 23, 2014, and will not be extended for subsequent periods on the same or different terms, the Fund shall, in addition to interest charged on any borrowings made by the Fund, pay an annual commitment fee based upon the unused portion of the credit facility. During the year, the Fund incurred commitment fees of $7,500, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2014, the Fund did not utilize the credit facility.

Annual Report | 47

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$1,143,570	$1,143,570
Energy Equipment & Services	1,444,112	—	2,466,639	3,910,751
Machinery	1,506	651,549	—	653,055
Paper & Forest Products	—	260,280	—	260,280
All Other Equity Investments[b]	29,417,557	—	—	29,417,557
Corporate Bonds, Notes and Senior
Floating Rate Interests	—	14,855,576	—	14,855,576
Corporate Bonds, Notes and Senior
Floating Rate Interests in
Reorganization	—	6,419,274	—	6,419,274
Companies in Liquidation	67,681	2,476,296	— [c]	2,543,977
Municipal Bonds	—	186,812	—	186,812
Options Purchased	—	161,223	—	161,223
Short Term Investments	—	1,233,600	—	1,233,600
Total Investments in Securities	$30,930,856	$26,244,610	$3,610,209	$60,785,675
Other Financial Instruments
Forward Exchange Contracts	$—	$24,611	$—	$24,611

48 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3		Total
Liabilities:
Other Financial Instruments
Options Written	$5,510	$—		$—	$5,510
Securities Sold Short	705,123	207,640		—	912,763
Forward Exchange Contracts	—	106,497		—	106,497
Total Other Financial Instruments	$710,633	$314,137		$—	$1,024,770

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at March 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At March 31, 2014, the reconciliations of assets, is as follows:

										Net Change
										in Unrealized
	Balance						Net	Net	Balance	Appreciation
	at			Transfers	Transfers		Realized	Unrealized	at	(Depreciation)
	Beginning			into	Out of	Cost Basis	Gain	Gain	End of	on Assets Held
	of Year	Purchases	Sales	Level 3[a]	Level 3[b]	Adjustments	(Loss)	(Loss)	Year	at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$480,751	$—	$—	$—	$—	$—	$—	$662,819	$1,143,570	$662,819
Energy Equipment &
Services	—	—	—	2,741,624	—	—	—	(274,985)	2,466,639	(274,985)
Insurance	316,069	—	(248,794)	—	—	—	(116,971)	49,696	—	—
Paper & Forest Products .	285,151	—	—	—	(247,266)	—	—	(37,885)	—	—
Real Estate Management
& Development	1,046,229	—	—	—	(1,041,989)	—	—	(4,240)	—	—
Companies in
Liquidation	—	—	(1,225)	—	—	—	1,225	—	—[d]	—
Total	$2,128,200	$—	$(250,019)	$2,741,624	$(1,289,255)	$—	$(115,746)	$395,405	$3,610,209	$387,834

aThe investment was transferred into Level 3 as a result of its fair value being determined using a significant unobservable input.
bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input and/or the availability of a broker quote.
cIncludes common stocks as well as other equity investments.
dIncludes securities determined to have no value.

Annual Report | 49

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of March 31, 2014, are as follows:

	Fair Value					Impact to Fair
	at End of					Value if Input
Description	Year	Valuation Technique	Unobservable Inputs	Amount		Increases [a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components	$ 1,110,790	Market comparables	Discount for lack
			of marketability	10%		Decrease [b]
			EV / EBITDA multiple	4.1	x	Increase[b]
All Other Investments[c]	2,499,419
Total	$ 3,610,209

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value and net assets.
cIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	- Earnings before interest, taxes, depreciation and amortization
EV	- Enterprise value

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

50 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio

BANT	- Bank of America N.A.	CAD	- Canadian Dollar	ADR	-	American Depositary Receipt
BBU	- Barclays Bank PLC	EUR	- Euro	FHLB	-	Federal Home Loan Bank
BONY	- Bank of New York Mellon	JPY	- Japanese Yen	GO	-	General Obligation
FBCO	- Credit Suisse Group AG	USD	- United States Dollar	IDR	-	International Depositary Receipt
HSBC	- HSBC Bank USA, N.A.			LIBOR	-	London InterBank Offered Rate
MSCS	- Morgan Stanley Capital Services, LLC			PIK	-	Payment-In-Kind
SCBT	- Standard Chartered Bank
SSBT	- State Street Bank and Trust Co., N.A.

Annual Report | 51

Franklin Mutual Recovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Franklin Mutual Recovery Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Franklin Mutual Recovery Fund (the “Fund”), as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Mutual Recovery Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

52 | Annual Report

Franklin Mutual Recovery Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 72.12% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $992,940 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 53

Franklin Mutual Recovery Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941)	Trustee	Since 2003	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 2003	37	Navient Corporation (loan manage-
c/o Franklin Mutual Advisers, LLC				ment, servicing and asset recovery)
101 John F. Kennedy Parkway				(May 2014), Ares Capital Corporation
Short Hills, NJ 07078-2789				(specialty finance company) (2010-
present), United Natural Foods, Inc.
(distributor of natural, organic and
specialty foods) (2013-present), Allied
Capital Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2003	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland
Short Hills, NJ 07078-2789				Limited.
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute
and Chairman, ICI Public Information Committee.

54 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Keith E. Mitchell (1954)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.
Charles Rubens II (1930)	Trustee	Since 2003	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS
Network News.

Robert E. Wade (1946)	Trustee and	Trustee since	44	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	2003 and
101 John F. Kennedy Parkway	the Board	Chairman of the
Short Hills, NJ 07078-2789		Board since 2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 55

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Peter A. Langerman (1955)	Trustee,	Trustee since	10	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President and	2007, President		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive	and Chief		(2010-2011)
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2005

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments;
and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

56 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 57

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Mutual Advisers, LLC, which is the Fund’s investment manager.

Note: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,”
under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit com-
mittee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/ 342-5236 to request the SAI.

58 | Annual Report

Franklin Mutual Recovery Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 59

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN MUTUAL RECOVERY FUND

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

471 A 05/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $73,553 for the fiscal year ended March 31, 2014 and $73,560 for the fiscal year ended March 31, 2013.

(b)      Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $202 the fiscal year ended March 31, 2014 and $474 for the fiscal year ended March 31, 2013.  The services for which these fees were paid include identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $77,000 for the fiscal year ended March 31, 2014 and $67,000 for the fiscal year ended March 31, 2013.  The services for which these fees were paid included web based application providing technical information related to withholding tax rates, treaties, procedures, and form/instructions for portfolio dividends and interest, and capital gains in foreign governments

(d)      All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $77,202 for the fiscal year ended March 31, 2014 and $67,474 for the fiscal year ended March 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Mutual Advisers LLC (FMAL) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.   The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.   The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 27, 2014, the portfolio managers of the Fund are as follows:

Shawn M. Tumulty, Vice President of FMAL.

Mr. Tumulty has been a manager of the Fund since 2005. He joined Franklin Templeton Investments in 2000.

CHRISTIAN CORREA, CFA Portfolio Manager of FMAL

Mr. Correa has been manager of the Fund since 2004. He joined Franklin Templeton Investments in 2003.

KEITH LUH, CFA, Assistant Portfolio Manager of FMAL

Mr. Luh has been a portfolio manager of the Fund since 2009. He joined Franklin Templeton Investments in 2005.

Shawn M. Tumulty, Christian Correa and Keith Luh are jointly responsible for the day-to-day management of the Fund.  The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

CFA and Chartered Financial Analyst® are trademarks owned by CFA Institute.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2014.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Christian Correa	1	6,153.0	1[3]	142,785.6[2]	0	N/A
Keith Luh	1	6,153.0	1[3]	142,785.6[2]	0	N/A
Shawn M. Tumulty	1	4,328.3	1[3]	142,785.6[2]	0	N/A

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2.  Assets of Other Pooled Investment Vehicles Managed are in thousandth.

3.  Mr. Correa, Mr. Tumulty and Mr. Luh each manages a pooled investment vehicle with $142,785.6 in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines.  Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

▪  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

▪  Research.  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christian Correa	$100,001 - $500,000
Keith Luh	$50,001 - $100,000
Shawn M. Tumulty	$100,001 - $500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.       N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 27, 2014

By /s/Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

Chief Accounting Officer

Date May 27, 2014